UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2016

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice:

On November 16, 2015, Western Asset Global Partners Income Fund Inc. and Western Asset Global High Income Fund Inc. announced approval by each Fund’s Board of Directors of a proposal to merge Western Asset Global Partners Income Fund Inc. with and into Western Asset Global High Income Fund Inc., subject to approval by the stockholders of each Fund. If approved, the merger is anticipated to occur during the third quarter of 2016.

Western Asset Global Partners Income Fund Inc. and Western Asset Global High Income Fund Inc. have similar investment objectives. Western Asset Global Partners Income Fund Inc.’s primary investment objective is to maintain a high level of current income and its secondary objective is to seek capital appreciation. Western Asset Global High Income Fund Inc.’s primary investment objective is high current income and its secondary investment objective is total return.

If the proposed merger is approved by the stockholders of both Funds, stockholders of Western Asset Global Partners Income Fund Inc. would receive common stock of Western Asset Global High Income Fund Inc., based on each Fund’s respective net asset value per share.

In recommending the merger to each Board of Directors, the Funds’ investment adviser and subadviser, Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company, respectively, among other things, noted the similar investment objectives and similar investment policies and strategies of the Funds, and that Western Asset Global Partners Income Fund Inc. is smaller than Western Asset Global

II	Western Asset Global High Income Fund Inc.

High Income Fund Inc. and has higher operating expenses as a percentage of net assets. Management and each Board of Directors believe it is in the best interests of stockholders to merge Western Asset Global Partners Income Fund Inc. with and into Western Asset Global High Income Fund Inc. in part because the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, stockholders of Western Asset Global Partners Income Fund Inc. would likely benefit from greater asset diversification, lower overall expenses and enhanced market liquidity as part of a larger Fund. Stockholders of Western Asset Global High Income Fund Inc. may benefit from greater asset diversification in addition to a more streamlined high yield product offering, allowing for more focused marketing and shareholder servicing efforts.

In connection with the proposal to merge the Funds, both Funds filed a combined proxy statement and prospectus with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement and prospectus because it contains important information. The proxy statement and prospectus and other documents filed by the Funds are available free of charge at the SEC’s website, http://www.sec.gov. Stockholders can also obtain copies of these documents for free by calling the Funds at 1-888-777-0102. This is neither an offer to purchase nor a solicitation of an offer to sell shares of the Funds.

Western Asset Global Partners Income Fund Inc., Western Asset Global High Income Fund Inc., their directors and executive officers and investment adviser, members of their management and employees may be deemed to be participants in the solicitation of proxies from the Funds’ stockholders in connection with the proposed merger. Information concerning the interests of the participants in the solicitation will be set forth in the proxy statement and prospectus and stockholder reports of both Funds on Form N-CSR, to be filed with the SEC.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

June 30, 2016

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the twelve months ended May 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, personal consumption expenditures (“PCE”), nonresidential fixed investment, state and local government spending, and residential fixed investment. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in PCE and less export activity. The U.S. Department of Commerce’s final reading for first quarter 2016 GDP growth — released after the reporting period ended — was 1.1%. This further slowdown was attributed to a number of factors, including a deceleration in PCE, a larger decrease in nonresidential fixed investment and a downturn in federal government spending.

Job growth in the U.S. was generally solid and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.3%, as reported by the U.S. Department of Labor. By May 2016, unemployment was 4.7%, its lowest level since December 2007.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, and June 15, 2016 (after the reporting period ended), the Fed kept rates on hold.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv

IV	Western Asset Global High Income Fund Inc.

took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global High Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Chia-Liang (CL) Lian, Ryan K. Brist and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve months ended May 31, 2016. The fixed income market was volatile at times given signs of moderating economic growth, uncertainties regarding future Federal Reserve Board (“Fed”)ii monetary policy and a number of geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended May 31, 2016. Two-year Treasury yields rose from 0.61% at the beginning of the period to 0.87% at the end of the period. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.55% on July 8, 2015. Ten-year Treasury yields were 2.12% at the beginning of the period and ended the period at 1.84%. Their peak of 2.50% was on June 10, 2015 and their low of 1.63% occurred on February 11, 2016.

Regarding the global credit markets for the twelve months ended May 31, 2016, the period began with a brief shift from heightened volatility to a more stable environment as energy prices, high-yield bonds, investment grade bonds and emerging markets appeared to be stabilizing. During the summer of 2015, we experienced another shift to heightened volatility, falling commodity prices, fears over global growth, reduced liquidity and uncertainty surrounding Fed interest rate policy. These concerns generally continued through mid-February 2016. Against this backdrop, spread sectors widened, technicals significantly deteriorated, default expectations increased, rating

Western Asset Global High Income Fund Inc. 2016 Annual Report	1

Fund overview (cont’d)

agencies aggressively downgraded commodity-related businesses and several dedicated credit funds experienced redemptions or announced liquidation strategies. Mid-February 2016 through the end of the reporting period was met with strong demand for credit as investors seemed energized by more compelling valuations and energy markets stabilized and then moved higher.

The Barclays U.S. Aggregate Indexiii returned 2.99% for the twelve months ended May 31, 2016. Investment grade corporate bonds posted a positive return, with the Barclay U.S. Credit Indexiv gaining 3.32%. Comparatively, riskier fixed-income securities produced mixed results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)v declined 0.77%. During this period, as measured by the Index, higher-quality BB-rated securities gained 1.88%. However, lower-quality CCC-rated bonds declined 3.56% over the period. Elsewhere, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, returned 4.55% for the twelve months ended May 31, 2016.

Q. How did we respond to these changing market conditions?

A. Overall, we maintained our main theme of a levered Fund focusing on global corporate bond opportunities. A number of minor adjustments were made to the Fund’s asset class allocation during the reporting period. We modestly increased the Fund’s allocations to high-yield corporate bonds and U.S. Treasuries, while marginally reducing our exposure to emerging market debt and investment grade corporate bonds. In terms of sector positioning, we marginally increased the Fund’s allocations to Communications1 and Energy, while maintaining our Financials exposure. The Communications sector has historically been made up of various defensive businesses with consistent monthly cash flows from consumers. Due to consolidation, the sector tends to consist of issuers with larger, more liquid capital structures and, therefore, they were disproportionately punished during times of heightened risk aversion in late 2015 into early 2016. This occurred when exchange traded funds (“ETFs”), open-end mutual funds, hedge funds and other levered investors were forced to sell whatever they could. We added Communications exposure as we saw better relative value in this segment. The Energy sector had a very volatile fiscal year and the rating agencies downgraded several issuers from investment-grade to below investment-grade. We added “fallen angel” energy exposure during the reporting period. These additions, thus far, have proved an attractive entry point as energy prices stabilized in February 2016 and moved higher through the remainder of the reporting period. Elsewhere, the Financials sector came under heavy pressure during the first quarter of 2016 from general spread widening, German bank, Deutsche Bank AG (no direct Fund exposure), entered the headlines as market participants questioned the quality of its balance sheet, coupled with concerns that the U.K. may exit the Eurozone. Given the downturn, we repositioned some of the Fund’s exposures. In particular, we favored large global money-center banks, such as Goldman Sachs Group, Inc., JPMorgan Chase & Co, HSBC Holdings PLC and Credit

[1]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

2	Western Asset Global High Income Fund Inc. 2016 Annual Report

Agricole SA. From a country prospective, our emerging markets team added exposure to Argentina at attractive levels as it emerged from a lengthy restructuring process. Meanwhile, we pared the Fund’s exposure to Turkey.

We continued to emphasize credit risk over interest rate risk. However, we increased the duration of the portfolio during the reporting period, as it became apparent that low developed market sovereign yields were making U.S. government bonds appear relatively attractive. In addition, we felt rates could continue to rally during periods of heightened volatility. The Fund ended the reporting period with a gross duration of 5.0 years. This was roughly 0.8 years longer than the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

At various times, we employed U.S. Treasury futures to manage the duration of the Fund. These contracts contributed to performance. Currency forwards, futures and options were used to manage currency exposure and to hedge the Fund’s euro- and pound-denominated bonds back to U.S. dollars. Overall, the use of these derivatives benefited performance.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with leverage as a percentage of gross assets of approximately 26%, which was roughly 2% higher than at the beginning of the period.

Performance review

For the twelve months ended May 31, 2016, Western Asset Global High Income Fund Inc. returned -4.66% based on its net asset value (“NAV”)vii and -1.08% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 2.99%, -0.77% and 4.55%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageviii returned -4.06% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.16 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2016
Price Per Share	12-Month Total Return**
$10.55 (NAV)	-4.66	%†
$9.52 (Market Price)	-1.08	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*	For the tax character of distributions paid during the fiscal year ended May 31, 2016, please refer to page 58 of this report.

Western Asset Global High Income Fund Inc. 2016 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The Fund’s overall allocation to investment grade corporate bonds was beneficial to absolute results during the reporting period. In particular, our exposures to JPMorgan Chase & Co., Verizon Communications, Inc., Time Warner Cable Inc. and Anheuser-Busch Inbev Fin were additive for results. Higher quality stable businesses with lower yields, such as these, were in favor with investors for a majority of the period.

A number of the Fund’s high-yield corporate bonds were positive for results during the reporting period. In particular, Physiotherapy Associates Holdings, Charter Communications Operating LLC and Cablevision Systems Corp.’s Neptune Finco Corp. were positive for performance. Physiotherapy Associates Holdings is a national provider of outpatient rehabilitation and orthotics and prosthetics services. During the previous reporting period, the company experienced headwinds due to both billing and accounting issues and restructured its balance sheet as bondholders led the reorganization of the credit. In doing so, Western Asset Management received equity in exchange for our original bond position. As health care valuations generally improved in 2015, Physiotherapy Associates Holdings was acquired by a competitor, sending our equity stake in the company higher. Charter Communications posted positive stable fundamental results and agreed to merge with investment grade rated Time Warner Cable, Inc. during the reporting period. Additionally, we participated in the financing of global communications conglomerate Altice S.A.’s purchase of New York cable company Cablevision Systems Corp. (Neptune Finco Corp.). Our move to add Neptune Finco Corp. exposure was timely and proved beneficial to performance.

In addition, our underweight (zero exposure) to the large previously BB-rated coal company Peabody Energy Corp. was beneficial for results. The company has recently been downgraded several times and is in the process of restructuring its balance sheet as coal prices and demand have continued to decline.

Within the emerging market debt asset class, the Fund’s exposures to Republic of Argentina sovereign debt, as well as its positions in Vimpelcom Communications and Vimpelcom Holdings BV, were beneficial for performance. Argentina completed restructuring negotiations and tapped global markets with a refinancing transaction. In addition, the country was upgraded by Moody’s investor Service to single B toward the end of the reporting period, sending its bond prices higher. Vimpelcom Holdings is a large BB-rated publically traded multinational telecommunications provider. It operates in several countries that experienced reduced volatility in 2015, such as Russia and Ukraine, but rallied during this reporting period, which was beneficial for our position. Additionally, we believed Vimpelcom Holdings would continue to look for asset sale opportunities to improve its liquidity position.

Q. What were the leading detractors from performance?

A. Extreme caution was rewarded during the twelve-month period ended May 31, 2016, as many high-yield corporate bond sectors posted negative total returns. Select positions within the Fund’s high-yield corporate bond exposure were the main drivers of its underperformance versus the Index during

4	Western Asset Global High Income Fund Inc. 2016 Annual Report

the reporting period. Falling oil and commodity prices, due to an increase in supply, coupled with fears of lower global demand and slowing global growth, sent several of the Fund’s positions lower. In particular, overweight positions in specific energy issuers, including Hercules Offshore, Halcon Resources Corp. and Murray Energy Corp., were negative for results. We recently agreed to equitize our Hercules Offshore positions to improve the company’s balance sheet and liquidity position. Our post-reorganization positions continued to be pressured during the reporting period. An overweight to lower quality non-conventional energy company Halcon Resources was not rewarded. Lower oil prices sent the price of its bonds lower. We sold the Fund’s Halcon Resources Corp. exposure at a loss in January 2016 and the company later announced it had hired restructuring advisors, sending its bonds even lower. We replaced this exposure by adding to the Fund’s Oasis Petroleum stake and adding non-conventional oil company Whiting Petroleum Corp. Coal company Murray Energy Corp. posted poor fundamental results despite being the industry’s low-cost producer. In addition, most commodity-related issuers were met with poor demand from investors and our overweight position detracted from performance. Outside of the Energy sector, our exposure to global satellite service provider Intelsat SA was not rewarded. The company posted results that were generally disappointing and gave poor guidance. We reduced the Fund’s exposure during the reporting period.

Our ratings biases detracted from performance. We believed the U.S. economy would continue to grow, albeit at a modest pace, and U.S. corporations would continue to post consistent fundamental performance. We therefore felt an overweight to CCC-rated securities and an underweight to BB- rated U.S. issuers was warranted. Although we took action to move closer in line with that of the Index before and during the beginning of the reporting period, ultimately this positioning was not rewarded.

Certain of the Fund’s emerging market debt positions also detracted from results. Within the asset class, allocations to Oi Brasil Holdings Cooperatief UA and Pacific Exploration and Production (Pacific Rubiales) detracted from performance. Brazilian wireless and wireline operator Oi Brasil Holdings Cooperatief UA posted disappointing fundamental results, pressuring its bond prices. The company improved their balance sheet by proactively selling assets, including their Portuguese operations. In addition, they were rumored to be in merger and/or outright sale discussions for their Brazilian business which ultimately proved unsuccessful. The company has recently announced they will restructure their balance sheet and negotiations have begun with bondholders. Pacific Rubiales is the number two producer of oil and natural gas in Colombia. Its bonds were pressured by lower oil and natural gas prices over the reporting period. It too entered into merger and acquisition talks which, thus far, have proven unsuccessful. We began restructuring negotiations during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund

Western Asset Global High Income Fund Inc. 2016 Annual Report	5

Fund overview (cont’d)

tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com. (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 20, 2016

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds, also known as “junk bonds”, involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 34 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2016 were: Energy (24.7%), Financials (22.3%), Sovereign Bonds (19.2%), Consumer Discretionary (17.0%) and Telecommunication Services (13.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset Global High Income Fund Inc. 2016 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds in the Fund’s Lipper category.

Western Asset Global High Income Fund Inc. 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2016 and May 31, 2015 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

8	Western Asset Global High Income Fund Inc. 2016 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2016

Total Spread Duration
EHI	— 5.01 years
Benchmark	— 5.58 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Global High Income Fund Inc. 2016 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — May 31, 2016

Total Effective Duration
EHI	— 5.02 years
Benchmark	— 5.54 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

10	Western Asset Global High Income Fund Inc. 2016 Annual Report

Schedule of investments

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 111.1%
Consumer Discretionary — 16.5%
Auto Components — 0.5%
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	690,000		$699,488	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,000,000		1,003,750	(a)(b)
Total Auto Components					1,703,238
Automobiles — 0.3%
General Motors Co., Senior Notes	6.600%	4/1/36	880,000		1,011,923
Diversified Consumer Services — 1.4%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	970,000		984,550	(b)
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	158,467	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	410,671
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,730,000		1,812,175	(a)(b)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		207,200	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		564,000	(a)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		501,250	(a)
Total Diversified Consumer Services					4,638,313
Hotels, Restaurants & Leisure — 4.0%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	708,670		708,670	(b)(d)(e)(f)
Boyd Gaming Corp., Senior Notes	6.375%	4/1/26	490,000		507,150	(a)(b)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	520,000		564,850	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		986,011	(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	2,020,000		1,913,950
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	461,000		441,408	(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	700,000		658,000	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,682,952
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	600,000		627,000	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	450,000		473,625	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		425,250	(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,033,117	(a)(b)
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer Inc., Senior Notes	5.625%	5/1/24	300,000		315,750	(b)
Pinnacle Entertainment Inc., Senior Bonds	5.625%	5/1/24	310,000		303,800	(b)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,660,000		1,485,700	(b)
Total Hotels, Restaurants & Leisure					13,127,233

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	11

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — 1.2%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,020,000	$1,036,575	(a)(b)(d)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	850,000	854,250	(a)(b)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000	867,350	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	160,000	159,600	(a)
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,050,000	981,750	(a)(b)
Total Household Durables				3,899,525
Leisure Products — 0.1%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	670,000	356,775	(b)
Media — 6.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	1,150,000	1,201,750	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	710,000	729,525	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	680,000	728,659	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	400,000	460,942	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000	1,017,750	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	197,277	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	2,050,000	1,988,500	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	470,000	436,752	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000	22,316	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	858,500	341,254	(d)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	1,640,000	1,594,900	(a)(b)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,138,121	756,851	(b)(d)
Numericable-SFR SA, Senior Secured Bonds	6.250%	5/15/24	2,020,000	1,972,025	(a)(b)
Numericable-SFR SA, Senior Secured Notes	7.375%	5/1/26	1,570,000	1,585,700	(a)(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000	1,075,005
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000	407,561
Tribune Media Co., Senior Notes	5.875%	7/15/22	380,000	385,700	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000	1,602,476	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000	86,366	(a)(b)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	670,000	666,650	(a)(b)
Viacom Inc., Senior Notes	4.375%	3/15/43	2,450,000	1,880,373	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000	1,566,051	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	930,000	947,438	(a)(b)
Total Media				21,651,821

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — 0.5%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000	$162,900	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	1,440,000	1,094,400	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	350,000	247,625	(b)(d)
Total Multiline Retail				1,504,925
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000	718,375	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	920,000	901,600	(a)(b)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,220,000	1,981,350	(a)(b)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000	435,375	(a)(b)
L Brands Inc., Senior Notes	6.875%	11/1/35	960,000	1,017,600	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	880,000	925,100	(a)
Total Specialty Retail				5,979,400
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000	285,650	(b)
Total Consumer Discretionary				54,158,803
Consumer Staples — 4.8%
Beverages — 1.7%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	1,250,000	1,355,801	(a)
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	2,030,000	2,271,655
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	710,000	678,050	(b)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	590,000	618,763	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	540,000	612,900	(a)(b)
Total Beverages				5,537,169
Food & Staples Retailing — 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	990,000	914,512	(b)
Performance Food Group Inc., Senior Notes	5.500%	6/1/24	380,000	385,700	(a)(b)
Total Food & Staples Retailing				1,300,212
Food Products — 1.4%
BRF SA, Senior Notes	4.750%	5/22/24	951,000	941,490	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	370,000	367,225	(b)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	5.750%	6/15/25	330,000	316,800	(a)(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	200,000	212,000	(a)(c)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	410,000	410,775	(a)(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	210,000	216,720	(a)(b)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	840,000	851,029	(a)(b)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,360,000	1,241,000	(b)
Total Food Products				4,557,039

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	13

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 1.0%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	350,000	$364,875	(a)
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	200,000	194,500	(b)
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	374,720	(a)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	200,000	212,500	(a)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	740,000	777,000	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,410,000	1,371,225	(b)
Total Household Products				3,294,820
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,230,000	1,083,938
Total Consumer Staples				15,773,178
Energy — 23.8%
Energy Equipment & Services — 1.0%
CGG, Senior Notes	6.500%	6/1/21	550,000	236,500
CGG, Senior Notes	6.875%	1/15/22	420,000	180,600
Ensco PLC, Senior Notes	4.700%	3/15/21	210,000	165,113
Ensco PLC, Senior Notes	5.750%	10/1/44	220,000	128,425
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	370,000	270,100	(b)
Pride International Inc., Senior Notes	6.875%	8/15/20	140,000	124,600
Pride International Inc., Senior Notes	7.875%	8/15/40	1,080,000	740,610
SESI LLC, Senior Notes	6.375%	5/1/19	780,000	731,250	(a)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	730,000	511,000	(b)
Total Energy Equipment & Services				3,088,198
Oil, Gas & Consumable Fuels — 22.8%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	53,835
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	305,710	(a)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	410,000	100,450	*(g)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,304,000	319,480	*(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	860,000	778,300	(a)(b)
California Resources Corp., Senior Notes	5.500%	9/15/21	1,430,000	779,350
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	520,000	347,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,080,000	1,177,200	(a)(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,840,000	1,214,400
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,210,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,270,000	781,050
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	475,000	(a)

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	$915,625	(a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	800,000	759,760	(a)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	248,139
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	625,132	667,172	(c)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	30,000	26,363
Ecopetrol SA, Senior Notes	7.625%	7/23/19	770,000	858,550	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	197,000	197,680	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,760,000	1,427,536	(a)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	77,036	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	7.000%	8/15/21	790,000	774,200	(b)
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	581,818	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	600,000	388,500
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	370,000	190,550
EV Energy Partners LP/EV Energy Finance Corp., Senior Notes	8.000%	4/15/19	180,000	96,300
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.125%	6/15/19	340,000	336,600
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	1,260,000	1,178,100	(a)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,330,000	1,443,414	(a)(b)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	430,000	410,650	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,160,000	2,551,700	(b)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	644,000	657,691	(a)(b)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,021,846
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,366,292	(a)
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	520,000	525,850	(a)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	290,000	121,075	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,607,535	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	551,066	(c)
Magnum Hunter Resources Corp. Escrow	—	—	2,390,000	0	*(e)(f)(h)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	560,000	443,800	(b)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	360,000	279,000	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	306,000	*(f)(i)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	5,420,000	1,056,900	(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	810,000	554,850
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,120,000	1,106,000	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	15

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,050,000	$1,010,625
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,510,000	1,370,325
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	590,000	535,425
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	360,000	377,826	(c)
Pacific Exploration and Production Corp., Senior Notes	5.375%	1/26/19	780,000	122,850	*(b)(f)(g)
Pacific Exploration and Production Corp., Senior Notes	7.250%	12/12/21	1,800,000	283,500	*(b)(f)(g)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	580,000	534,470	(a)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	960,000	869,472	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	720,000	553,680	(a)
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	1,290,000	961,050	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,850,000	1,340,695	(a)
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	12,655,000	4,183,743	(c)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,000,000	984,900	(a)
Petroleos Mexicanos, Senior Notes	8.000%	5/3/19	1,650,000	1,834,635	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,008,800	(a)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,430,000	2,646,513	(a)(b)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	4,097,000	3,892,150	(a)
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	420,000	358,050	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	885,000	972,177	(a)(b)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,040,000	1,096,423	(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000	558,798	(b)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,850,000	2,892,750	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	410,000	422,300	(a)(b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	740,000	725,200	(a)(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000	309,210	(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	650,000	702,000	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,270,000	977,900
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	2,980,000	2,160,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	378,675	(a)(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,260,000	1,335,159	(a)(b)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	150,000	155,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	420,000	434,700	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,805,267	(a)(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000	557,480	(a)(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000	199,100	(a)(c)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	970,000	877,850

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	390,000	$323,700
Williams Cos. Inc., Debentures	7.500%	1/15/31	170,000	167,875	(a)
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	500,000	423,750	(a)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	380,000	333,450	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	504,225	(a)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	930,000	762,600	(a)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	320,000	315,200	(a)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	120,000	117,900	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	490,000	514,500	(b)
YPF Sociedad Anonima, Senior Notes	8.750%	4/4/24	570,000	597,759	(b)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000	948,474	(b)
Total Oil, Gas & Consumable Fuels				74,708,729
Total Energy				77,796,927
Financials — 20.9%
Banks — 13.1%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	330,000	324,225	(b)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	250,000	252,000	(b)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	620,000	654,875	(a)(j)(k)
Bank of America Corp., Notes	6.875%	4/25/18	390,000	425,911	(a)
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000	524,268	(a)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000	1,709,008	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000	2,604,552	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,200,000	5,684,250
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	220,000	224,957	(j)(k)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	160,000	165,440	(b)(k)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	2,360,000	2,357,050	(b)(j)(k)
CIT Group Inc., Senior Notes	5.000%	8/15/22	300,000	307,875	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,280,000	1,308,800	(a)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	870,000	985,275	(a)(b)(j)(k)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,660,000	1,727,728	(b)(j)(k)
Export-Import Bank of China, Senior Notes	2.850%	9/16/20	550,000	559,844	(a)(b)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,870,000	1,762,475	(a)(j)(k)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	1,400,000	1,344,000	(a)(j)(k)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	250,000	262,111	(a)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	410,000	423,375	(a)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	700,000	697,200	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	4,280,000	4,428,473	(a)(j)(k)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	17

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/27/16	1,880,000		$1,887,050	(a)(j)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		543,950	(a)(j)(k)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000		3,062,111	(a)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	340,000		374,732	(a)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,280,000	AUD	989,238	(k)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		601,164	(a)(b)
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	860,000	GBP	1,212,367	(c)(j)(k)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	2,300,000		2,223,847	(c)(k)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	200,000		202,448	(a)(b)
Societe Generale SA, Junior Subordinated Bonds	7.875%	12/18/23	3,040,000		2,939,777	(b)(j)(k)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	240,000		257,100	(a)(j)(k)
Total Banks					43,027,476
Capital Markets — 2.5%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	580,000		582,598	(a)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		355,943	(a)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,630,350	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		3,049,425	(a)
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,863,269	(a)(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		510,848	(a)
Total Capital Markets					7,992,433
Consumer Finance — 1.1%
American Express Co., Junior Subordinated Notes	5.200%	11/15/19	540,000		513,675	(j)(k)
American Express Co., Notes	7.000%	3/19/18	260,000		284,338	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,100,766	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		637,937	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,230,000		953,250	(a)(b)
Total Consumer Finance					3,489,966
Diversified Financial Services — 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	460,000		473,225
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	330,000		334,950	(a)(b)
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	800,000		826,400	(a)(b)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,700,208
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	160,000		173,200
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		2,985,400
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	400,000		438,000

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	1,650,000	GBP	$2,326,747	(c)(j)(k)
Total Diversified Financial Services					9,258,130
Insurance — 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		462,300	(a)(b)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	280,000	GBP	404,119	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	480,000		354,000
Total Insurance					1,220,419
Real Estate Investment Trusts (REITs) — 0.4%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	330,000		312,675
GEO Group Inc., Senior Notes	6.000%	4/15/26	500,000		506,250
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	540,000		580,500
Total Real Estate Investment Trusts (REITs)					1,399,425
Real Estate Management & Development — 0.6%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	480,000		462,000
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	670,000		678,375
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	850,000		888,250	(a)(b)
Total Real Estate Management & Development					2,028,625
Total Financials					68,416,474
Health Care — 5.8%
Biotechnology — 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	410,000		362,850	(a)(b)
Health Care Equipment & Supplies — 1.6%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		550,688	(b)(d)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,686,800	(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	820,000		666,250	(b)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	690,000		622,725	(b)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	710,000		717,100	(b)
Immucor Inc., Senior Notes	11.125%	8/15/19	1,030,000		942,450
Total Health Care Equipment & Supplies					5,186,013
Health Care Providers & Services — 3.1%
BioScrip Inc., Senior Notes	8.875%	2/15/21	630,000		535,500
Centene Corp., Senior Notes	5.625%	2/15/21	570,000		594,225	(a)(b)
Centene Corp., Senior Notes	6.125%	2/15/24	430,000		453,921	(a)(b)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	570,000		587,100
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,209,738	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	19

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	950,000		$916,750
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	1,640,000		1,689,200	(b)
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	440,000	EUR	504,253
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,410,000		1,425,862
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,110,000		1,042,013	(a)
Total Health Care Providers & Services					9,958,562
Pharmaceuticals — 1.0%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	180,000		185,175	(b)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	750,000		750,000	(b)(d)
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	1,020,000		969,000	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	670,000		594,625	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	990,000		900,900	(b)
Total Pharmaceuticals					3,399,700
Total Health Care					18,907,125
Industrials — 9.2%
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings Inc., Secured Notes	7.125%	3/15/21	420,000		444,150
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,210,000		1,028,500	(a)(b)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	700,000		717,500
Total Aerospace & Defense					2,190,150
Air Freight & Logistics — 0.3%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	550,000		574,750	(a)(b)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	400,000		386,000	(a)(b)
Total Air Freight & Logistics					960,750
Airlines — 0.6%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	266,580		278,243	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	275,676		316,324	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,357,415	(c)
Total Airlines					1,951,982
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	760,000		674,500	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	550,000		437,250	(b)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	450,000		469,125	(b)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	680,000		703,800	(b)
Total Building Products					2,284,675
Commercial Services & Supplies — 2.0%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	420,000		343,350	(b)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,450,000		$1,555,125	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,690,000		1,394,250
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,013,175	(a)
West Corp., Senior Notes	5.375%	7/15/22	2,460,000		2,235,525	(a)(b)
Total Commercial Services & Supplies					6,541,425
Construction & Engineering — 0.7%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	640,000		656,000	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	751,809		618,363	(b)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	680,000		680,000	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	750,000		384,375	(b)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	300,000		94,500	(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	180,480		25,267	(b)
Total Construction & Engineering					2,458,505
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		557,900	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	490,000		477,750	(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	117,579	(b)
Total Electrical Equipment					1,153,229
Industrial Conglomerates — 0.2%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		204,500	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		401,988	(a)(b)
Total Industrial Conglomerates					606,488
Machinery — 0.8%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	320,000		310,400	(a)(b)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,475,100	(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		711,025	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	270,000		212,625	(b)
Total Machinery					2,709,150
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,120,000		921,984	(a)(b)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	570,000		105,450	*(f)(g)
Total Marine					1,027,434

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	21

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,502,000		$1,479,470	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	140,000		116,900	(b)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,600,000		1,600,000	(a)(b)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,180,000		784,700	(b)
Total Road & Rail					3,981,070
Trading Companies & Distributors — 0.7%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,400,000		1,449,000	(a)
HD Supply Inc., Senior Notes	5.750%	4/15/24	790,000		823,575	(a)(b)
Total Trading Companies & Distributors					2,272,575
Transportation — 0.3%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	451,000		460,020	(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		555,900	(b)(d)
Total Transportation					1,015,920
Transportation Infrastructure — 0.3%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000		231,392	(b)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	750,000		730,462	(b)
Total Transportation Infrastructure					961,854
Total Industrials					30,115,207
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	710,000		696,688
Internet Software & Services — 0.5%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	350,000		357,875	(b)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		640,150
Match Group Inc., Senior Notes	6.375%	6/1/24	610,000		623,725	(b)
Total Internet Software & Services					1,621,750
IT Services — 0.8%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	330,000		155,100	(b)(f)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	663,000		698,882	(a)(b)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,590,000		1,594,961	(a)(b)
Total IT Services					2,448,943
Semiconductors & Semiconductor Equipment — 0.3%
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	850,000		861,761	(a)
Software — 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	890,000	EUR	1,055,071	(b)

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Technology Hardware, Storage & Peripherals — 0.4%
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,140,000		$877,088	(a)
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	530,000		373,981	(b)
Western Digital Corp., Senior Notes	10.500%	4/1/24	110,000		114,125	(b)
Total Technology Hardware, Storage & Peripherals					1,365,194
Total Information Technology					8,049,407
Materials — 11.0%
Chemicals — 1.7%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	382,000		395,370	(a)(b)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	630,000		566,213	(c)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	570,000		561,450	(b)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	411,937		311,012	(b)(d)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		577,109	(a)(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		262,800	(a)(b)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		840,272	(b)
OCP SA, Senior Notes	4.500%	10/22/25	640,000		620,531	(b)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	440,000		459,800	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	1,250,000		1,092,188	(a)(b)
Total Chemicals					5,686,745
Construction Materials — 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		355,500	(b)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	140,000		138,250	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		602,305	(b)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	780,000		604,500	(b)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	680,000		503,200	(a)(b)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000		165,600	(a)(b)
Total Construction Materials					2,369,355
Containers & Packaging — 2.9%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	738,280		764,120	(b)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	1,985,948	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	1,250,000		1,281,250	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	700,000		700,000	(b)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,120,000		1,083,600	(b)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	840,000		827,400	(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		153,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		1,918,350

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	23

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	540,000		$503,550	(a)(b)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	250,000		260,000	(a)(c)
Total Containers & Packaging					9,477,968
Metals & Mining — 5.1%
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	560,000		534,800	(a)(b)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	310,000		282,875	(a)(b)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,070,000		984,400	(a)(b)
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	870,000		826,500	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,270,000		1,000,125	(a)(b)(f)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		378,218	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	600,000		625,893	(a)(c)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	580,000		506,050	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	470,000		388,925	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	680,000		516,589	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		356,400	(b)
Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	117,000		110,857
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	810,000		60,750	*(b)(f)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	9,765		0	(e)(f)(h)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	170,000		174,675	(a)(b)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	85,752	EUR	98,573	(b)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	500,000		553,750	(b)(d)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		513,137	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,200,000		1,824,676	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		384,800	(a)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	250,000		240,625
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	810,000		828,225	(b)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	950,000		976,125	(b)
United States Steel Corp., Senior Secured Notes	8.375%	7/1/21	720,000		745,200	(a)(b)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,383,000		2,147,989
Vale SA, Senior Notes	5.625%	9/11/42	2,250,000		1,715,625
Total Metals & Mining					16,775,782
Paper & Forest Products — 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		229,119	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		259,692	(a)
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000		265,441	(b)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	460,000		474,507	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		320,862	(a)(b)

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	390,000	$291,038	(a)
Total Paper & Forest Products				1,840,659
Total Materials				36,150,509
Telecommunication Services — 13.1%
Diversified Telecommunication Services — 7.5%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	630,000	685,960	(a)(b)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	790,000	808,661	(a)(b)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000	378,717	(a)
CenturyLink Inc., Senior Notes	7.650%	3/15/42	3,830,000	3,150,175	(a)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	270,000	269,960	(b)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	1,400,000	1,429,750	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	40,000	27,400
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	1,900,000	1,945,125	(a)(b)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	259,651	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	1,580,000	1,580,000	(a)(b)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	2,700,000	558,900	(b)(f)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,000,000	207,000	(c)(f)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000	437,204	(a)(b)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,000,000	3,031,890	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000	3,295,182	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,810,000	3,227,954	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	3,150,000	2,961,000	(a)
Windstream Services LLC, Senior Notes	6.375%	8/1/23	330,000	255,545	(a)
Total Diversified Telecommunication Services				24,510,074
Wireless Telecommunication Services — 5.6%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	3,160,000	3,160,000	(a)(b)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000	532,770	(a)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	380,000	426,550	(a)(b)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	810,000	867,113	(a)(b)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	1,930,000	2,200,200	(a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000	420,700
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	24,450
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000	1,900,150	(a)(b)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,200,000	1,032,624
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	2,810,000	2,599,250
Sprint Corp., Senior Notes	7.875%	9/15/23	3,110,000	2,441,350
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,190,000	1,245,037	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	25

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	$895,953	(a)(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	460,000	492,200	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	250,000	267,500	(a)(b)
Total Wireless Telecommunication Services				18,505,847
Total Telecommunication Services				43,015,921
Utilities — 3.5%
Electric Utilities — 1.1%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	370,000	381,100	(a)(b)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	350,000	357,875	(a)(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000	422,980	(c)
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,150,000	1,105,438	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,180,000	1,227,200	(a)
Total Electric Utilities				3,494,593
Gas Utilities — 0.2%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000	321,600	(a)(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000	497,760	(a)(b)
Total Gas Utilities				819,360
Independent Power and Renewable Electricity Producers — 2.2%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,851,000	1,978,256	(a)(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,240,877	2,109,225
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	63,933	61,456
NRG Energy Inc., Senior Notes	7.250%	5/15/26	1,400,000	1,398,250	(a)(b)
Three Gorges Finance Ltd., Senior Bonds	3.150%	6/2/26	550,000	551,045	(b)
Three Gorges Finance Ltd., Senior Notes	3.700%	6/10/25	1,000,000	1,055,769	(b)
Total Independent Power and Renewable Electricity Producers				7,154,001
Total Utilities				11,467,954
Total Corporate Bonds & Notes (Cost — $363,914,618)				363,851,505
Asset-Backed Securities — 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	*(b)(f)(g)
Greenpoint Manufactured Housing, 1999-2 A2	3.076%	3/18/29	425,000	375,806	(k)
Greenpoint Manufactured Housing, 1999-3 2A2	3.713%	6/19/29	200,000	174,250	(k)
Greenpoint Manufactured Housing, 1999-4 A2	3.941%	2/20/30	200,000	174,250	(k)
Greenpoint Manufactured Housing, 2001-2 IA2	3.935%	2/20/32	250,000	222,029	(k)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.937%	3/13/32	425,000	377,366	(k)

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	$0	*(b)(f)(g)(h)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	38,333	(b)(f)
Total Asset-Backed Securities (Cost — $1,476,458)				1,362,035
Convertible Bonds & Notes — 0.2%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	220,000	184,061
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	802,266	280,793	(b)(d)(f)
Total Convertible Bonds & Notes (Cost — $1,005,450)				464,854
Senior Loans — 1.6%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	710,887	(l)(m)
Specialty Retail — 0.1%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	560,000	462,000	(l)(m)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	425,700	257,549	(l)(m)
Total Consumer Discretionary				1,430,436
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	306,467	307,617	(l)(m)
Energy — 0.4%
Energy Equipment & Services — 0.2%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	850,000	722,500	(l)(m)
Oil, Gas & Consumable Fuels — 0.2%
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	210,000	208,950	(f)(l)(m)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	430,013	307,460	(l)(m)
Total Oil, Gas & Consumable Fuels				516,410
Total Energy				1,238,910
Health Care — 0.4%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	516,100	461,910	(l)(m)
Health Care Providers & Services — 0.2%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	700,000	668,062	(l)(m)
Total Health Care				1,129,972

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	27

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	490,000	$458,150	(l)(m)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	623,700	558,211	(l)(m)
Total Utilities				1,016,361
Total Senior Loans (Cost — $5,688,408)				5,123,296
Sovereign Bonds — 19.2%
Argentina — 4.2%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	2,190,000	2,199,855	(b)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	750,000	826,875	(c)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,480,000	2,659,800	(b)
Republic of Argentina, Senior Notes	6.875%	4/22/21	1,630,000	1,711,500	(b)
Republic of Argentina, Senior Notes	7.500%	4/22/26	2,140,000	2,251,280	(b)
Republic of Argentina, Senior Notes	8.280%	12/31/33	2,677,893	2,932,292
Republic of Argentina, Senior Notes	7.625%	4/22/46	1,170,000	1,199,250	(b)
Total Argentina				13,780,852
Armenia — 0.1%
Republic of Armenia, Senior Notes	6.000%	9/30/20	460,000	453,721	(c)
Colombia — 1.5%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000	710,736	(a)
Republic of Colombia, Senior Bonds	4.000%	2/26/24	540,000	535,950	(a)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000	2,858,440	(a)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000	348,150	(a)
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000	564,732	(a)
Total Colombia				5,018,008
Costa Rica — 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	890,000	817,688	(a)(b)
Croatia — 0.4%
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000	403,799	(a)(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000	473,625	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	410,000	431,525	(a)(b)
Total Croatia				1,308,949
Dominican Republic — 0.7%
Dominican Republic, Senior Notes	6.850%	1/27/45	2,490,000	2,483,775	(a)(b)
Ecuador — 0.4%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,260,000	1,269,450	(b)
Egypt — 0.1%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	240,000	207,000	(a)(b)

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
El Salvador — 0.1%
Republic of El Salvador, Notes	6.375%	1/18/27	300,000		$260,250	(b)
Gabon — 0.2%
Gabonese Republic, Bonds	6.375%	12/12/24	470,000		394,800	(b)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	320,000		271,200	(b)
Total Gabon					666,000
Ghana — 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	270,000		221,400	(a)(b)
Republic of Ghana, Bonds	10.750%	10/14/30	630,000		633,150	(b)
Total Ghana					854,550
Honduras — 0.2%
Republic of Honduras, Senior Notes	7.500%	3/15/24	500,000		541,250	(c)
Hungary — 0.5%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,414,000		1,600,167
Indonesia — 1.7%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		178,390	(c)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	2,900,000		3,436,677	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,642,000		1,859,796	(a)(b)
Total Indonesia					5,474,863
Israel — 0.2%
Government of Israel, Senior Bonds	2.875%	3/16/26	630,000		634,026	(a)
Ivory Coast — 0.6%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	2,140,000		1,939,375	(c)
Kenya — 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	330,000		304,425	(b)
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		1,510,928	(a)(b)
Mexico — 0.9%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		146,165	(a)
United Mexican States, Senior Bonds	6.500%	6/9/22	19,000,000	MXN	1,068,921
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,904,400	(a)
United Mexican States, Senior Notes	4.000%	10/2/23	4,000		4,180	(a)
Total Mexico					3,123,666
Namibia — 0.1%
Republic of Namibia, Senior Notes	5.250%	10/29/25	420,000		412,125	(b)
Pakistan — 0.2%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	500,000		528,500	(a)(b)
Panama — 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,000		1,260	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	29

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paraguay — 0.2%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	570,000	$587,100	(a)(b)
Peru — 1.5%
Republic of Peru, Senior Bonds	7.350%	7/21/25	50,000	66,063	(a)
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000	3,453,645
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,083,000	1,367,287	(a)
Total Peru				4,886,995
Poland — 0.8%
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000	997,649	(a)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,582,000	1,772,682	(a)
Total Poland				2,770,331
Russia — 1.9%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000	1,061,800	(a)(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	1,211,642	1,480,330	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	3,400,000	3,683,394	(a)(b)
Total Russia				6,225,524
Senegal — 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	250,000	231,250	(c)
Sri Lanka — 0.2%
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	370,000	365,916	(a)(c)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	200,000	189,802	(a)(c)
Total Sri Lanka				555,718
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	290,000	260,903	(b)
Turkey — 0.6%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	270,000	289,119	(a)
Republic of Turkey, Senior Bonds	4.250%	4/14/26	1,180,000	1,149,269	(a)
Republic of Turkey, Senior Notes	6.750%	5/30/40	602,000	690,772	(a)
Total Turkey				2,129,160
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	3.125%	5/3/26	1,150,000	1,154,985	(b)
Uruguay — 0.2%
Republic of Uruguay, Senior Notes	4.375%	10/27/27	566,267	587,502	(a)
Vietnam — 0.1%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000	222,431	(a)(c)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	200,000	204,429	(a)(b)
Total Vietnam				426,860
Total Sovereign Bonds (Cost — $59,423,048)				63,007,156

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 1.5%
U.S. Government Obligations — 1.5%
U.S. Treasury Bonds	2.500%	2/15/46	440,000	$427,763
U.S. Treasury Notes	1.375%	9/30/20	3,700,000	3,710,478
U.S. Treasury Notes	1.625%	5/15/26	900,000	882,950
Total U.S. Government & Agency Obligations (Cost — $5,011,528)				5,021,191

			Shares
Common Stocks — 2.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			46,209	426,047	*(e)(f)
Energy — 0.5%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc.			25,348	28,897	*
Oil, Gas & Consumable Fuels — 0.5%
Magnum Hunter Resources Corp.			121,157	1,587,158	*(a)(f)
Total Energy				1,616,055
Financials — 1.3%
Banks — 1.3%
Citigroup Inc.			75,394	3,511,099	(a)
JPMorgan Chase & Co.			12,923	843,484	(a)
Total Financials				4,354,583
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			8,500	99,535	*(e)(f)
Industrials — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS			56,705	315,507	*(e)(f)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			1,991,337	1	*(e)(f)
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, ADR			74,595	183,011	*(b)
Total Common Stocks (Cost — $9,156,750)				6,994,739
Convertible Preferred Stocks — 0.2%
Health Care — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC (Cost — $503,829)	5.500%		599	505,951

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	31

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Capital XIII (Cost — $155,287)	7.008%		5,950	$155,117	(k)

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost — $201,738)		1/17/17	9,427,000	49,086
Total Investments before Short-Term Investments (Cost — $446,537,114)				446,534,930

			Shares
Short-Term Investments — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,350,233)	0.239%		2,350,233	2,350,233
Total Investments — 137.1% (Cost — $448,887,347#)				448,885,163
Liabilities in Excess of Other Assets — (37.1)%				(121,408,331)
Total Net Assets — 100.0%				$327,476,832

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Illiquid security (unaudited).

(g)	The coupon payment on these securities is currently in default as of May 31, 2016.

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of May 31, 2016.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $451,262,109.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2016 Annual Report

Western Asset Global High Income Fund Inc.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
SAR	— Saudi Arabian Riyal

Summary of Investments by Country** (unaudited)
United States	50.6%
United Kingdom	7.5
Mexico	4.1
Argentina	3.5
Brazil	3.4
Russia	3.2
France	2.9
Luxembourg	2.5
Colombia	2.0
Peru	1.9
Indonesia	1.8
Canada	1.2
China	1.0
Venezuela	0.9
Ireland	0.9
Spain	0.9
Belgium	0.8
Chile	0.8
Hungary	0.8
Italy	0.7
Poland	0.6
Netherlands	0.6
Dominican Republic	0.6
Germany	0.5
Turkey	0.5
United Arab Emirates	0.5
Ivory Coast	0.4
India	0.4
Lithuania	0.3
Morocco	0.3
Australia	0.3

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	33

Schedule of investments (cont’d)

May 31, 2016

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Croatia	0.3%
Ecuador	0.3
Costa Rica	0.2
Malaysia	0.2
Ghana	0.2
Gabon	0.2
Israel	0.1
Uruguay	0.1
Paraguay	0.1
Switzerland	0.1
Sri Lanka	0.1
Honduras	0.1
Pakistan	0.1
Armenia	0.1
Qatar	0.1
Vietnam	0.1
Namibia	0.1
Norway	0.1
Kenya	0.1
Tunisia	0.1
El Salvador	0.1
Senegal	0.1
Egypt	0.1
South Korea	0.0	‡
Bahamas	0.0	‡
Cayman Islands	0.0	‡
Panama	0.0	‡
Short-Term Investments	0.5
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2016 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2016 Annual Report

Statement of assets and liabilities

May 31, 2016

Assets:
Investments, at value (Cost — $448,887,347)	$448,885,163
Foreign currency, at value (Cost — $409,292)	404,491
Interest and dividends receivable	7,621,091
Receivable for securities sold	2,731,842
Unrealized appreciation on forward foreign currency contracts	800,763
Deposits with brokers for open futures contracts	131,006
Prepaid expenses	21,873
Other receivables	36,995
Total Assets	460,633,224

Liabilities:
Loan payable (Note 5)	120,000,000
Payable for securities purchased	10,872,710
Due to custodian	1,100,225
Unrealized depreciation on forward foreign currency contracts	538,649
Investment management fee payable	301,844
Interest payable	87,422
Payable to broker — variation margin on open futures contracts	7,625
Directors’ fees payable	6,573
Accrued expenses	241,344
Total Liabilities	133,156,392
Total Net Assets	$327,476,832

Net Assets:
Par value ($0.001 par value; 31,053,250 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$31,053
Paid-in capital in excess of par value	440,775,570
Overdistributed net investment income	(177,649)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(113,393,967)
Net unrealized appreciation on investments, futures contracts and foreign currencies	241,825
Total Net Assets	$327,476,832

Shares Outstanding	31,053,250

Net Asset Value	$10.55

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	35

Statement of operations

For the Year Ended May 31, 2016

Investment Income:
Interest	$35,488,533
Dividends	330,990
Less: Foreign taxes withheld	(76)
Total Investment Income	35,819,447

Expenses:
Investment management fee (Note 2)	3,867,616
Interest expense (Notes 3 and 5)	1,415,444
Excise tax (Note 1)	135,337
Reorganization fees (Note 9)	119,112
Legal fees	102,706
Directors’ fees	78,644
Audit and tax fees	76,070
Transfer agent fees	76,069
Shareholder reports	37,599
Stock exchange listing fees	26,579
Custody fees	26,323
Commitment fees (Note 5)	7,582
Insurance	6,888
Miscellaneous expenses	13,054
Total Expenses	5,989,023
Less: Fee waivers and/or expense reimbursements (Note 2)	(227,507)
Net Expenses	5,761,516
Net Investment Income	30,057,931

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(44,206,784)
Futures contracts	(7,723)
Written options	293,843
Foreign currency transactions	1,323,527
Net Realized Loss	(42,597,137)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,242,638)
Futures contracts	220,720
Foreign currencies	(836,766)
Change in Net Unrealized Appreciation (Depreciation)	(6,858,684)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(49,455,821)
Decrease in Net Assets From Operations	$(19,397,890)

See Notes to Financial Statements.

36	Western Asset Global High Income Fund Inc. 2016 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2016	2015

Operations:
Net investment income	$30,057,931	$30,782,822
Net realized loss	(42,597,137)	(3,999,494)
Change in net unrealized appreciation (depreciation)	(6,858,684)	(30,190,554)
Decrease in Net Assets From Operations	(19,397,890)	(3,407,226)

Distributions to Shareholders From (Note 1):
Net investment income	(35,866,503)	(35,866,503)
Decrease in Net Assets From Distributions to Shareholders	(35,866,503)	(35,866,503)
Decrease in Net Assets	(55,264,393)	(39,273,729)

Net Assets:
Beginning of year	382,741,225	422,014,954
End of year*	$327,476,832	$382,741,225
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(177,649)	$9,149,330

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	37

Statement of cash flows

For the Year Ended May 31, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(19,397,890)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(320,884,679)
Sales of portfolio securities	315,697,305
Net purchases, sales and maturities of short-term investments	7,850,847
Cash paid for purchased options	(201,738)
Payment-in-kind	(458,963)
Net amortization of premium (accretion of discount)	(2,450,599)
Decrease in receivable for securities sold	5,581,746
Decrease in interest and dividends receivable	1,033,201
Increase in prepaid expenses	(95)
Decrease in other receivables	36,227
Decrease in deposits with brokers for open futures contracts	245,997
Decrease in deposits with brokers for centrally cleared swap contracts	1,820
Increase in payable for securities purchased	330,375
Decrease in investment management fee payable	(46,155)
Increase in Directors’ fees payable	573
Decrease in interest payable	(18,962)
Increase in accrued expenses	150,170
Decrease in payable to broker — variation margin on open futures contracts	(61,641)
Net realized loss on investments	44,206,784
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	7,109,076
Net Cash Provided by Operating Activities*	38,723,399

Cash Flows From Financing Activities:
Distributions paid on common stock	(35,866,503)
Decrease in loan payable	(5,000,000)
Decrease in payable for reverse repurchase agreements	(2,346,840)
Increase in due to custodian	1,100,225
Net Cash Used in Financing Activities	(42,113,118)
Net Decrease in Cash	(3,389,719)
Cash at Beginning of Year	3,794,210
Cash at End of Year	$404,491

*	Included in operating expenses is cash of $1,440,698 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

38	Western Asset Global High Income Fund Inc. 2016 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2016[1]	2015[1]	2014[1]	2013[1]	2012

Net asset value, beginning of year	$12.33	$13.59	$13.71	$12.80	$13.62

Income (loss) from operations:
Net investment income	0.97	0.99	1.06	1.11	1.19
Net realized and unrealized gain (loss)	(1.59)	(1.09)	(0.02)	0.96	(0.85)
Total income (loss) from operations	(0.62)	(0.10)	1.04	2.07	0.34

Less distributions from:
Net investment income	(1.16)	(1.16)	(1.16)	(1.16)	(1.16)
Total distributions	(1.16)	(1.16)	(1.16)	(1.16)	(1.16)

Net asset value, end of year	$10.55	$12.33	$13.59	$13.71	$12.80

Market price, end of year	$9.52	$10.91	$12.91	$13.30	$12.85
Total return, based on NAV[2,3]	(4.66)%	(0.66)%	8.12%	16.51%	2.81%
Total return, based on Market Price[4]	(1.08)%	(6.76)%	6.59%	12.77%	5.32%

Net assets, end of year (000s)	$327,477	$382,741	$422,015	$425,790	$395,093

Ratios to average net assets:
Gross expenses	1.79%[5]	1.55%	1.53%	1.53%	1.56%
Net expenses[6]	1.72 [5]	1.48	1.46	1.47	1.50
Net investment income	8.99	7.74	7.98	8.08	9.26

Portfolio turnover rate	71%	40%	40%	40%	33%

Supplemental data:
Loan Outstanding, End of Year (000s)	$120,000	$125,000	$90,000	$100,000	$100,000
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[7]	$3,729	$4,062	$5,689 [8]	$5,258 [8]	$4,951 [8]
Asset Coverage Ratio for Loan Outstanding[7]	373%	406%	569%	526%	495%
Weighted Average Loan (000s)	$120,027	$102,205	$99,863	$100,000	$100,000
Weighted Average Interest Rate on Loan	1.18%	0.97%	0.96%	1.08%	1.10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.76% and 1.69%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[8]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

40	Western Asset Global High Income Fund Inc. 2016 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global High Income Fund Inc. 2016 Annual Report	41

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$53,450,133	$708,670		$54,158,803
Energy	—	77,796,927	0	*	77,796,927
Materials	—	36,150,509	0	*	36,150,509
Other corporate bonds & notes	—	195,745,266	—		195,745,266
Asset-backed securities	—	1,362,035	—		1,362,035
Convertible bonds & notes	—	464,854	—		464,854
Senior loans:
Consumer discretionary	—	710,887	719,549		1,430,436
Energy	—	—	1,238,910		1,238,910
Utilities	—	—	1,016,361		1,016,361
Other senior loans	—	1,437,589	—		1,437,589
Sovereign bonds	—	63,007,156	—		63,007,156
U.S. government & agency obligations	—	5,021,191	—		5,021,191
Common stocks:
Consumer discretionary	—	—	426,047		426,047
Energy	$28,897	1,587,158	—		1,616,055
Financials	4,354,583	—	—		4,354,583
Health care	—	—	99,535		99,535
Industrials	—	—	315,507		315,507
Materials	—	—	1		1
Telecommunication services	—	183,011	—		183,011
Convertible preferred stocks	505,951	—	—		505,951
Preferred stocks	155,117	—	—		155,117
Purchased options	—	49,086	—		49,086
Total long-term investments	$5,044,548	$436,965,802	$4,524,580		$446,534,930
Short-term investments†	$2,350,233	—	—		$2,350,233
Total investments	$7,394,781	$436,965,802	$4,524,580		$448,885,163
Other financial instruments:
Futures contracts	$24,558	—	—		$24,558
Forward foreign currency contracts	—	$800,763	—		800,763
Total other financial instruments	$24,558	$800,763	—		$825,321
Total	$7,419,339	$437,766,565	$4,524,580		$449,710,484

42	Western Asset Global High Income Fund Inc. 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$6,907	—	—	$6,907
Forward foreign currency contracts	—	$538,649	—	538,649
Total	$6,907	$538,649	—	$545,556

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Industrials	Materials		Utilities	Asset-Backed Securities
Balance as of May 31, 2015	$891,906	—		$1,091,622	$0	*	$1,454,074	$348,000
Accrued premiums/discounts	16,997	—		5,739	—		302	4,088
Realized gain (loss)[1]	—	—		617	—		(1,986)	—
Change in unrealized appreciation (depreciation)[2]	648	—		(35,870)	(145)		(148,213)	(3,588)
Purchases	103,750	$0	*	—	145		—	—
Sales	(304,631)	—		(467,541)	—		(137,284)	—
Transfers into Level 3[3]	—	—		—	—		—	—
Transfers out of Level 3[4]	—	—		(594,567)	—		(1,166,893)	(348,500)
Balance as of May 31, 2016	$708,670	$0	*	—	$0	*	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2016[2]	$648	—		—	$(145)		—	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Utilities
Balance as of May 31, 2015	$724,200	$313,875	$559,298	—
Accrued premiums/discounts	1,920	1,275	6,052	$206
Realized gain (loss)[1]	—	24	21,327	—
Change in unrealized appreciation (depreciation)[2]	(110,433)	(4,024)	(226,981)	(5,107)
Purchases	557,200	—	1,687,800	463,050
Sales	—	(3,533)	(808,586)	—
Transfers into Level 3[3]	257,549	—	—	558,212
Transfers out of Level 3[4]	(710,887)	(307,617)	—	—
Balance as of May 31, 2016	$719,549	—	$1,238,910	$1,016,361
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2016[2]	$(95,476)	—	$(226,981)	$(5,107)

Western Asset Global High Income Fund Inc. 2016 Annual Report	43

Notes to financial statements (cont’d)

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary		Health Care	Industrials	Materials	Total
Balance as of May 31, 2015	$0	*	$705,500	$533,991	—	$6,622,466
Accrued premiums/discounts	—		—	—	—	36,579
Realized gain (loss)[1]	—		244,873	—	—	264,855
Change in unrealized appreciation (depreciation)[2]	426,047		8,401	(218,484)	—	(317,749)
Purchases	—		68,946	—	—	2,880,891
Sales	—		(928,185)	—	—	(2,649,760)
Transfers into Level 3[3]	—		—	—	$1	815,762
Transfers out of Level 3[4]	—		—	—	—	(3,128,464)
Balance as of May 31, 2016	$426,047		$99,535	$315,507	$1	$4,524,580
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2016[2]	$426,047		$30,589	$(218,484)	—	$(88,909)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

44	Western Asset Global High Income Fund Inc. 2016 Annual Report

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either

Western Asset Global High Income Fund Inc. 2016 Annual Report	45

Notes to financial statements (cont’d)

delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis

46	Western Asset Global High Income Fund Inc. 2016 Annual Report

in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

Western Asset Global High Income Fund Inc. 2016 Annual Report	47

Notes to financial statements (cont’d)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

48	Western Asset Global High Income Fund Inc. 2016 Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $538,649. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $135,337 of Federal excise taxes attributable to calendar year 2015 in March 2016.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have

Western Asset Global High Income Fund Inc. 2016 Annual Report	49

Notes to financial statements (cont’d)

not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$254,449	—	$(254,449)
(b)	(3,772,856)	$3,772,856	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund and non-deductible reorganization costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2016, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

50	Western Asset Global High Income Fund Inc. 2016 Annual Report

During the year ended May 31, 2016, fees waived and/or expenses reimbursed amounted to $227,507.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$309,257,537	$11,627,142
Sales	309,109,771	6,587,534

At May 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,781,484
Gross unrealized depreciation	(27,158,430)
Net unrealized depreciation	$(2,376,946)

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2016 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$2,346,840	0.41%	$2,346,840

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest expense incurred on reverse repurchase agreements totaled $2,268 during the year ended May 31, 2016. At May 31, 2016, the Fund had no open reverse repurchase agreements.

During the year ended May 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2015	—	—
Options written	3,105,144	$296,980
Options closed	(144)	(269,532)
Options exercised	—	—
Options expired	(3,105,000)	(27,448)
Written options, outstanding as of May 31, 2016	—	—

Western Asset Global High Income Fund Inc. 2016 Annual Report	51

Notes to financial statements (cont’d)

At May 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 10-Year Notes	40	9/16	$5,212,058	$5,187,500	$24,558
U.S. Treasury Long-Term Bonds	22	9/16	3,585,968	3,592,875	(6,907)
Net unrealized appreciation on open futures contracts					$17,651

At May 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	240,000,000	USD	3,579,643	Citibank N.A.	6/13/16	$(19,634)
IDR	13,558,584,314	USD	1,021,362	Citibank N.A.	6/28/16	(33,453)
EUR	8,072,577	USD	9,208,631	Bank of America N.A.	7/14/16	(213,591)
EUR	2,400,000	USD	2,753,875	Barclays Bank PLC	8/12/16	(77,010)
USD	2,854,012	MXN	52,397,085	Barclays Bank PLC	8/12/16	36,463
EUR	150,000	USD	168,541	Citibank N.A.	8/12/16	(1,237)
MXN	52,397,085	USD	2,936,942	Citibank N.A.	8/12/16	(119,393)
USD	1,331,677	EUR	1,161,465	Citibank N.A.	8/12/16	36,226
USD	1,770,039	GBP	1,220,000	Citibank N.A.	8/12/16	2,216
USD	451,511	PLN	1,746,895	Citibank N.A.	8/12/16	9,212
EUR	320,000	USD	368,749	UBS AG	8/12/16	(11,834)
EUR	640,000	USD	734,560	UBS AG	8/12/16	(20,729)
EUR	800,000	USD	897,360	UBS AG	8/12/16	(5,072)
USD	25,194,230	EUR	21,964,370	UBS AG	8/12/16	696,044
USD	5,712,683	GBP	3,939,537	UBS AG	8/12/16	4,153
SGD	280,000	USD	202,801	Citibank N.A.	8/15/16	267
USD	3,689,248	SGD	5,064,600	Citibank N.A.	8/15/16	16,182
BRL	7,608,785	USD	2,096,662	JPMorgan Chase & Co.	8/15/16	(36,696)
Total						$262,114

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
MXN	— Mexican Peso
PLN	— Polish Zloty
SGD	— Singapore Dollar
USD	— United States Dollar

52	Western Asset Global High Income Fund Inc. 2016 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$49,086	$49,086
Futures contracts[3]	$24,558	—	24,558
Forward foreign currency contracts	—	800,763	800,763
Total	$24,558	$849,849	$874,407

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$6,907	—	$6,907
Forward foreign currency contracts	—	$538,649	538,649
Total	$6,907	$538,649	$545,556

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	—	$293,843	$293,843
Futures contracts	$131,551	(139,274)	(7,723)
Forward foreign currency contracts[1]	—	1,449,463	1,449,463
Total	$131,551	$1,604,032	$1,735,583

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Global High Income Fund Inc. 2016 Annual Report	53

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(152,652)	$(152,652)
Futures contracts	$220,720	—	220,720
Forward foreign currency contracts[2]	—	(866,438)	(866,438)
Total	$220,720	$(1,019,090)	$(798,370)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended May 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$10,529
Purchased options	32,596
Futures contracts (to buy)†	6,595,430
Futures contracts (to sell)	21,579,795
Forward foreign currency contracts (to buy)	17,379,727
Forward foreign currency contracts (to sell)	50,529,502

†	At May 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$49,086	—	$49,086
Forward foreign currency contracts	800,763	—	800,763
Total	$849,849	—	$849,849

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[5]	$7,625	$(7,625)	—
Forward foreign currency contracts	538,649	—	$538,649
Total	$546,274	$(7,625)	$538,649

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

54	Western Asset Global High Income Fund Inc. 2016 Annual Report

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $125,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% on the unutilized portion of the loan commitment amount, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $125,000,000. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Co. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended May 31, 2016 was $1,413,176. For the year ended May 31, 2016, the Fund incurred commitment fees of $7,582. At May 31, 2016, the Fund had $120,000,000 of borrowings outstanding per this credit agreement. For the year ended May 31, 2016, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $120,027,322 and the weighted average interest rate was 1.18%.

6. Distributions subsequent to May 31, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/17/2016	6/24/2016	$0.09625
7/22/2016	7/29/2016	$0.09625

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended May 31, 2016, the Fund did not repurchase any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$35,866,503	$35,866,503

Western Asset Global High Income Fund Inc. 2016 Annual Report	55

Notes to financial statements (cont’d)

As of May 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$355,579
Deferred capital losses*	(54,932,448)
Capital loss carryforward**	(56,068,380)
Other book/tax temporary differences(a)	(551,605)
Unrealized appreciation (depreciation)(b)	(2,132,937)
Total accumulated earnings (losses) — net	$(113,329,791)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund's capital loss carryforward may be utilized.

**	As of May 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(56,068,380)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Reorganization

On November 16, 2015, the Fund announced approval by the Fund’s Board of Directors (the “Board”) of a proposal to merge Western Asset Global Partners Income Fund Inc. with and into the Fund, subject to approval by the stockholders of each Fund. If approved, the merger is anticipated to occur during the third quarter of 2016. Western Asset Global Partners Income Fund Inc. and the Fund have similar investment objectives. Western Asset Global Partners Income Fund Inc.’s primary investment objective is to maintain a high level of current income and its secondary objective is to seek capital appreciation. The Fund’s primary investment objective is high current income and its secondary investment objective is total return. If the proposed merger is approved by the stockholders of both Funds, stockholders of Western Asset Global Partners Income Fund Inc. would receive common stock of the Fund, based on each Fund’s respective net asset value per share.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update No. 2014-11 (“ASU No. 2014-11“, Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions that are accounted for as secured borrowings.

56	Western Asset Global High Income Fund Inc. 2016 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global High Income Fund Inc., including the schedule of investments, as of May 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2016, the results of its operations and cash flows for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 20, 2016

Western Asset Global High Income Fund Inc. 2016 Annual Report	57

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

58	Western Asset Global High Income Fund Inc.

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Global High Income Fund Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Senior Adviser to Chief Executive Officer (since 2016), formerly, Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (2015 to 2016) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2007); formerly, CFO, Press Ganey Associates (health care informatics company) (2012 to 2014); formerly, Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

60	Western Asset Global High Income Fund Inc.

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	154
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Global High Income Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

62	Western Asset Global High Income Fund Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2017, year 2018 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]

Effective August 1, 2015, Ms. Trust became a Director. In addition, Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	63

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

64	Western Asset Global High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global High Income Fund Inc.	65

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by Computershare, Inc. (“Computershare), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151. Such

66	Western Asset Global High Income Fund Inc.

withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	67

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2016:

Record date:	Monthly	9/18/2015	Monthly	Monthly
Payable date:	June 2015 through August 2015	9/25/2015	October 2015 through December 2015	January 2016 through May 2016
Ordinary income:
Qualified dividend income for individuals	1.84%	3.24%	4.47%	4.08%
Dividends qualifying for the dividends
received deduction for corporations	2.04%	2.68%	3.23%	2.89%

Please retain this information for your records.

68	Western Asset Global High Income Fund Inc.

Western Asset

Global High Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.**

211 Quality Circle, Suite 210

College Station, TX 77845-447

*	Effective August 1, 2015, Ms. Trust became a Director, Chairman, President and Chief Executive Officer.
**	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare, Inc.

211 Quality Circle, Suite 210,

College Station, TX

WASX010005 7/16 SR16-2823

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2015 and May 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,750 in 2015 and $71,450 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,840 in 2015 and $0 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Global High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2016.

(h) Yes. Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset” or the “subadviser”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

S. Kenneth Leech‡	Other Registered Investment Companies	108	$ 172.7 billion	None	None
	Other Pooled Vehicles	274	$86.3 billion	7	$1.5 billion
	Other Accounts	608	$175.6 billion	69	$18.4 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	42	$42.6 billion	None	None
	Other Pooled Vehicles	82	$34.6 billion	3	$1.1 billion
	Other Accounts	190	$52.5 billion	22	$6.8 billion

Chia-Liang Lian‡	Other Registered Investment Companies	26	$35.3 billion	None	None
	Other Pooled Vehicles	43	$14.1 billion	1	$120 million
	Other Accounts	153	$30.3 billion	28	$7.5 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.1 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

Ryan Brist ‡	Other Registered Investment Companies	7	$2.1 billion	None	None
	Other Pooled Vehicles	25	$13.9 billion	None	None
	Other Accounts	54	$22.4 billion	3	$670 million

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2016.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	D
Michael C. Buchanan Ryan K. Brist	E A
Christopher F. Kilpatrick Chia- Liang Lian	E A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2016